Deutsche Bank - 2007 Leveraged Finance Conference
October 3, 2007

Safe Harbor Statement
Today’s presentation and discussion may contain forward-looking statements relating to our operations that are based on our
current expectations, estimates and projections. Words such as
"expects," "intends," "plans," "projects," "believes," "estimates,"
and similar expressions are used to identify these forward-looking statements. These statements are not guarantees of future
performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking
statements. As a result, these statements speak only as of the date they were made and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Our actual results may differ from the forward-looking statements for many reasons.

Company Overview
Financial Overview
Roy Chestnutt - CEO
Michael Wilfley - CFO

Residential Retail
Enterprise
Network Services
Broadband Transport
75%
9%
9%
7%

Grande Overview
■ Telecom Services for residential, small business, enterprise, and wholesale customers in
     Texas
              Gross Margin by Business:
■  Shared infrastructure across multiple services

and markets
■  Proven business, scalable model
■  Success based capital expenditures drives growing cash flow
▶   2006 - Revenues of $189.9 million
▶   2006 - EBITDA of $31.1 million - 13% year over year growth
▶   Q2 2007 EBITDA totaled $9.0 million, up 28% from Q2 2006
▶   Organic growth since early 2005

▪ Talented, motivated and diverse work
     force
▪ Grass roots brand strength
▪ Infrastructure has positioned us for
    enterprise growth
▪ Broad and deep network - fully deployed
    860 MHz broadband network
▪ Current infrastructure positions us to
    grow up to 5x current footprint
▪ Favorable Regulatory Environment
▪ Positive demographics in high growth
    state - 2.5x national average
Leveraging our infrastructure increases return on every dollar of invested capital
Corpus Christi
San Antonio
Austin/San Marcos
Waco
NW Metro Dallas
Midland/Odessa
Retail Markets
Leveraging Core Infrastructure in Texas

Name
Roy Chestnutt
Mike Wilfley
Scott Ferguson
Chad Jones
Jeff Brennan
Kay Stroman
Position
Chief Executive Officer
Chief Financial Officer
Chief Operating Officer
Chief Service Officer
Sr. VP Business Services
VP Human Resources
Years Experience
26
29
24
19
28
21
Proven talent, coupled with a diverse board of directors, driving positive
EBITDA growth
Re-tooled and Strong Management Team

Grande COMMUNICATIONS

TEXAS TRIPLE PLAY

INTERNET + PHONE + CABLE

Cable
Telephone
Internet
■
80 analog channels
■
300+ digital channels
■ Premium content; targeted
     Latin tier
■
HDTV and DVR
■
Pay-per-View
■ Interactive games and local
     source guide
■
Grande news and local info
■
96,582 connections
■
Unlimited local calling
■
Tiered LD calling plans
■
Custom features
■ Multi-line plans for small
       business
■
116,204 connections
■ Tiered product offering
     (384Kbps - 10.0Mbps)
■
Free e-mail
■
Hosted web pages
■ Up to 10Mbps dedicated
     access for business
■
Interactive gaming
■
90,731 connections
Grande averages over 2 connections per customer and
75% of customers take more than one product and 43% take all three
■
Competing primarily against Time Warner, AT&T, and to a lesser extent, Verizon
Strong Triple-Play Bundled Product with 303,517 connections

Grande Communications
Knology Holdings
RCN Corp.
WideOpenWest
Suddenlink Communications
Time Warner Cable
0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0%

Grande Communications
Knology Holdings
RCN Corp.
Wide Open West
Suddenlink Communications
Time Warner Cable
0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0%

Grande Communications
Knology Holdings
RCN Corp.
Wide Open West
N/A
Suddenlink Communications
Time Warner Cable
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

Industry Leading Penetration
Cable Penetration
Data Penetration
Phone Penetration

Focus on depth, not breadth, drives greater returns on capital
Intense Presence in Texas Communities
■ Home town Texas brand vs. nationally focused incumbents
▶ Grande markets by neighborhood
■ Visible local presence with sales force and field technicians
■ Strong community involvement
by employees
■ Locally operated customer care
▶ Austin and San Marcos
■ Build and operate advanced-fiber
     networks

Operating Environment
■
Identifying growth opportunities
▶ Managing the base through organic growth and customer lifecycle management
▶ Opportunistically eliminating SG&A - SG&A decreased by $2.5mm YTD
    ’06 to YTD ‘07
▶ Stabilizing historic wholesale and Dallas gross margin erosion
■
Investing in the Customer Lifecycle
▶ Call Centers - providing tools, training, and proper staffing levels to grow customers and ARPU while reducing churn
▶ Marketing - creating a new sales channel via the web and changing the promotion and pricing of our products
▶ Workforce Management - decreasing the cost per truck roll
■
Portfolio of businesses allows us to “feed the hot hand”

5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Q1
Q2
Q3
Q4
2005 Churn
2006 Churn
2007 Churn

$3,200
$3,000
$2,800
$2,600
$2,400
$2,200
Lifetime Revenue
$92
$90
$88
$86
$84
$82
$80
Customer ARPU
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07
Lifetime Customer Revenue
LTM Avg - Cust ARPU

■  Customer lifecycle programs are positively impacting churn and bad debt expense
▶
Continued lift in save rates driving churn success
▶
Continued improvement in credit checking and deposit controls
■
Expanding customer ARPU and reducing churn grows customer lifetime revenue
Churn Improvement
Lifetime Revenue & ARPU Growth
18%
Growth
Impact of Customer Lifecycle Strategy

High Level Strategy
■
Defend - Dallas
▶ Large customer base served in exclusive communities; Compete against FiOS in 3% of overall Grande passings
▶
Upgraded high speed data and pricing adjusted to market stemmed downward momentum
▶
Large enterprise opportunity - we are already signing deals to serve new MTUs in 2008
■
Attack - Midland/Odessa, Corpus, and Waco
▶
Greater market presence affords strong sales and marketing campaign
▶
Compete against SuddenLink and Cable One in Midland/Odessa
▶ Fully integrated marketing campaign aligns Direct Mail with TV, radio, and Internet advertising
▶
Local tactics include Midland Stadium, sports teams, and local event sponsorships
■
Guerilla - Austin and San Antonio
▶
Face highest spend from competition of Time Warner and AT&T
▶
Strong Community Relations programs in locally active neighborhoods
▶
Fiber To The Home premium product offerings
▶
Web-based selling

350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2001
2002
2003
2004
2005
2006

350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2001
2002
2003
2004
2005
2006

Delivering growth and strong execution across markets while selling in at
2.5 RGUs per customer
Customers
Marketable Homes Passed                         RGUs
Customer Growth
RGU Growth
41% Customer
Penetration in Q2 ‘07
89% RGU Penetration
in Q2 ‘07
Continued Customer and RGU Growth

$3.8
$3.5
$3.3
$3.0
$2.8
$2.5
$2.3
$2.0
Q2 '06
Q3 '06
Q4 '06
Q1 '07
Q2 '07

The right sales team is in place to deliver continued revenue growth
Leveraging Existing Infrastructure
Solid Revenue Growth ($s in millions)
■ Deep fiber network allows us to easily
      build laterals into office buildings and
      offer broad array of services:
▶
GMAN Ethernet Services
▶
Dedicated Internet Access (DIA)
▶
Transparent LAN Service (TLS)
▶
Enhanced Business Line (EBL)
▶
Basic Line Features
▶
Advanced Features
▶
Additional Line(s)
▶
Domain Web Hosting
▶
Domain Email Hosting
19%
Growth
Early Stages of Growing Enterprise Business

Grande COMMUNICATIONS

Tulsa
Amarillo
Oklahoma City
Little Rock
Lubbock
Fort Worth
Dallas
Longview
Shreveport
Abilene
Midland
El Paso
Odessa
Waco
San Angelo
Temple
Austin
Bryan
San Marcos
Houston
San Antonio
Corpus Christi
Laredo
Harlingen
Access To Mexico

Grande’s Long-Haul Network
Broadband Transport and
Network Services Opportunities
■
Broadband transport
▶
Strategically positioned asset
▶

Upgraded and added capacity
in May ’07 - meeting high demand
for capacity to Mexico and already

seeing upside from investment
■
Telephone and data services sold
to enterprises and
communication providers
▶
Switched services
▶
Managed modem
■
Leveraging existing
      infrastructure and personnel
■
Generating incremental cash flow

Financial Overview

Key Metrics ($s in millions)

	1H '06	1H '07	Change
EBITDA [1]	$ 13.8	$ 18.3	$ 4.4
CapEx [2]	14.1	19.1	5.0
Cash	49.2	32.6	(16.6)
EOP RGUs	286,991	303,517	16,526
Churn %	*3.14%*	*2.87%*	*-27 bps*
Revenues			
Retail & Enterprise	$ 72.6	$ 76.6	$ 4.0
Broadband Transport	18.3	16.9	(1.4)
Network Services	4.3	4.7	0.4
Total Revenues	**$ 95.2**	**$ 98.2**	**$ 3.1**
Gross Margin			
Retail & Enterprise	$ 52.3	$ 54.3	$ 2.0
Broadband Transport	6.2	5.8	(0.4)
Network Services	3.7	4.2	0.4
Total Gross Margin	**$ 62.2**	**$ 64.2**	**$ 2.0**
SG&A	$ 48.6	$ 46.1	$ (2.5)
SG&A as % of Revenues	*51%*	*47%*	*-417 bps*

2006 investments materialize in early 2007
1)
Excludes gain on sale of assets
2)
Excludes capitalized interest
First Half of 2007 Performance

Grande COMMUNICATIONS

$140
$120
$100
$80
$60
$40
$20
$-
$12
$19
$21
$46
$24
$85
$24
$98
$20
$106
2002
2003
2004
2005
2006
Wholesale
Retail

75%
50%
25%
0%
2002
2003
2004
2005
2006

Note:  Excludes all revenue from MCI.
($ in millions)
Gross Margin Growth
Gross Margin Expansion
Retail now represents 84% of Grande’s overall gross margin.
Focus on Triple-Play Drives Core Business Growth

$100
$80
$60
$40
$20
$0
2001
2002
2003
2004
2005
2006

400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
2001
2002
2003
2004
2005
2006

Capital Expenditures
($ in millions)
RGUs
Marketable Homes Passed
* Grande sold 3,111 MDU doors in Dallas in 2006
   representing 1,623 RGUs
*
RGU Growth
Incremental Capital Drives RGU Growth

$35
$30
$25
$20
$15
20%
15%
10%
5%
0%
2003
2004
2005
2006
EBITDA
EBITDA Margin

Cash and Investments	$	58.4
Capital Leases	$	20.3
Senior Secured Notes		193.0
Total Debt		213.3
Stockholders' Equity		97.5
Total Capitalization	**$**	**310.8**
Total Debt / EBITDA		6.4x
Total Debt / Customer	$	1,528
Customers (000s)		139.6 k

($ in millions)
EBITDA
Liquidity and Credit Profile
■

$509 million invested equity
•

Over 20 institutional equity investors
•

80% + participation in all follow-on rounds
■

$193 million of senior secured notes due 2011
■

$33.3 million of LTM EBITDA
■

  $18.5 million of 1H ‘07 EBITDA
■

  19% EBITDA Margin
■

Pro forma including $25 million senior secured
    notes raised on July 18, 2007
EBITDA Growth Strengthens Credit Profile

■

Experienced executive team committed to growing the business
▶

Significant director level and above headcount reductions in late 2006
▶

Organizational changes and re-alignment
▶

Ongoing cost structure evaluation
■

Managing liquidity - ended Q2 2007 with pro forma cash of $58.4mm
▶

Eliminated the $34 million purchase commitment
▶

$56.4 million net proceeds from additional debt in March 2006 and
       July 2007
▶

$3.4 million of Asset Sales - Dallas MDUs generated $2.5 million and other sales of $0.9 million
▶

$8.9 million of new capital leases
▶

$2 million proceeds from Sales Tax Audit process
■

Stable Operating mode
▶

Improvement in systems and communications
▶

Reporting is predictive, forward-looking
▶

Contingency and gap-closure plans executed as needed
Positioned Grande for 2007 Growth

■

Cost effectively market to existing passings
■

Increase connections per customer and grow customer ARPU through aggressive cross sell/up sell program
■

Decrease churn through comprehensive lifecycle management
■

Mitigate competitive pressures
■

Leverage current infrastructure via enterprise revenue growth
■

Scale business
Critical Success Factors